                                                      Exhibit (21)-1
                                                      Unicom Corporation
                                                      Form 10-K File No. 1-11375



                              Unicom Corporation
                          Subsidiaries of the Company
                          ---------------------------

                                                                    State or
                                                                  Jurisdiction
                                                                    in Which
                                                                  Incorporated
                     Name                                         of Organized
----------------------------------------------                    ------------
Commonwealth Edison Company                                       Illinois
 Commonwealth Edison Company of Indiana, Inc.                     Indiana
 ComEd Financing I (Subsidiary Trust)                             Delaware
 ComEd Financing II (Subsidiary Trust)                            Delaware
 Commonwealth Research Corporation                                Illinois
 Concomber Ltd.                                                   Bermuda
 Cotter Corporation                                               New Mexico
 Edison Development Company                                       Delaware
 Edison Development Canada Inc.                                   Canada
Unicom Enterprises Inc.                                           Illinois
 Unicom Energy Services Inc.                                      Illinois
 Unicom Power Marketing Inc.                                      Delaware
 Unicom Technology Development Inc.                               Illinois
 UT Holdings Inc.                                                 Delaware
  Northwind Development Inc.                                      Delaware
  Unicom Thermal Technologies Inc.                                Illinois
  Unicom Thermal Technologies Boston Inc.                         Delaware
  Unicom Thermal Technologies Houston Inc.                        Delaware
  Unicom Thermal Technologies North America Inc.                  Delaware
   Northwind Thermal Technologies Canada Inc.                     New Brunswick
     Unicom Thermal Technologies Inc.                             New Brunswick
  UTT National Power Inc.                                         Illinois
  UTT Nevada Inc.                                                 Nevada
     Northwind Aladdin Inc.                                       Nevada
Unicom Resources Inc.                                             Illinois